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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 3, 2003


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                    0-12123                 25-1199382
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

           1 JLG DRIVE, MCCONNELLSBURG, PA                       17233-9533
      (Address of principal executive offices)                   (Zip Code)


               Registrant's telephone number, including area code:
                                 (7l7) 485-5161

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)       Exhibits.

                    99.1      Selected Financial Information.

Item 12.  Results of Operations and Financial Condition.

               The Company has made available on its website, www.jlg.com, selected financial information under "Investor Relations" - "Supplemental Information." The selected financial information made available on the Company's website is incorporated herein by reference as Exhibit 99.1. The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent the Company specifically incorporates the information by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           JLG INDUSTRIES, INC.
                                                (Registrant)



Date: October 9, 2003                   /s/ James H. Woodward, Jr.
                                        ------------------------------------
                                        James H. Woodward, Jr.
                                        Executive Vice President and
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Selected Financial Information.



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